Exhibit A

General Partners, Executive Officers, Managers and Directors

Executive Officers of Chevron Corporation

Michael K. Wirth

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon,

California 94583-2324

Principal Occupation: Chairman of the Board and Chief Executive Officer, Chevron Corporation

Citizenship: USA

Amount Beneficially Owned: None

James W. Johnson

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Principal Occupation: Executive Vice President, Upstream, Chevron Corporation

Citizenship: USA

Amount Beneficially Owned: None

Mark A. Nelson

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Principal Occupation: Executive Vice President, Downstream, Chevron Corporation

Citizenship: USA

Amount Beneficially Owned: None

Joseph C. Geagea

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Principal Occupation: Executive Vice President, Technology, Projects and Services, Chevron Corporation

Citizenship: USA

Amount Beneficially Owned: None

Colin E. Parfitt

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Principal Occupation: Vice President, Midstream, Chevron Corporation

Citizenship: USA

Amount Beneficially Owned: None

Pierre R. Breber

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Principal Occupation: Vice President and Chief Financial Officer, Chevron Corporation

Citizenship: USA

Amount Beneficially Owned: None

R. Hewitt Pate

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Principal Occupation: Vice President and General Counsel, Chevron Corporation

Citizenship: USA

Amount Beneficially Owned: None

Rhonda J. Morris

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Principal Occupation: Vice President and Chief Human Resources Officer, Chevron Corporation

Citizenship: USA

Amount Beneficially Owned: None

Directors of Chevron Corporation

Wanda M. Austin

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Principal Occupation: Retired President and Chief Executive Officer, The Aerospace Corporation

Citizenship: USA

Amount Beneficially Owned: None

John B. Frank

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Principal Occupation: Vice Chairman, Oaktree Capital Group, LLC

Citizenship: USA

Amount Beneficially Owned: None

Alice P. Gast

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Principal Occupation: President, Imperial College London

Citizenship: USA

Amount Beneficially Owned: None

Enrique Hernandez, Jr.

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Principal Occupation: Chairman and Chief Executive Officer, Inter-Con Security Systems, Inc.

Citizenship: USA

Amount Beneficially Owned: None

Jon M. Huntsman Jr.

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Principal Occupation: Former U.S. Ambassador to Russia and China and Former Governor of Utah

Citizenship: USA

Amount Beneficially Owned: None

Charles W. Moorman IV

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Principal Occupation: Senior advisor to Amtrak and Retired Chairman and Chief Executive Officer, Norfolk Southern Corporation

Citizenship: USA

Amount Beneficially Owned: None

Dambisa F. Moyo

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Principal Occupation: Chief Executive Officer, Mildstorm LLC

Citizenship: USA

Amount Beneficially Owned: None

Debra Reed-Klages

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Principal Occupation: Retired Chairman, Chief Executive Officer and President, Sempra Energy

Citizenship: USA

Amount Beneficially Owned: None

Ronald D. Sugar

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Principal Occupation: Retired Chairman and Chief Executive Officer, Northrop Grumman Corporation

Citizenship: USA

Amount Beneficially Owned: None

D. James Umpleby III

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Principal Occupation: Chairman and Chief Executive Officer, Caterpillar Inc.

Citizenship: USA

Amount Beneficially Owned: None

Michael K. Wirth

(see above)

Executive officers and directors of Noble Energy, Inc.

Jeff B. Gustavson, Director and President

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Principal Occupation: Vice President, Chevron North America Exploration & Production Company

Citizenship: USA

Amount Beneficially Owned: None

Alana K. Knowles, Director

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Principal Occupation: Vice President, Finance, Downstream & Chemicals and Midstream, Chevron Corporation

Citizenship: USA

Amount Beneficially Owned: None

Uriel M. Oseguera, Director

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Principal Occupation: Vice President, Upstream Finance, Chevron Corporation

Citizenship: USA

Amount Beneficially Owned: None

Managers and executive officers of NBL Midstream, LLC

T. Hodge Walker, Manager and President

Address: c/o NBL Midstream, LLC, 1001 Noble Energy Way, Houston, Texas 77070

Principal Occupation: Vice President, Chevron Rockies

Citizenship: USA

Amount Beneficially Owned: 500 Common Units

Aaron G. Carlson, Manager, Vice President and Secretary

Address: c/o Noble Midstream GP LLC, 1001 Noble Energy Way, Houston, Texas 77070

Principal Occupation: General Counsel and Secretary, Noble Midstream GP LLC

Citizenship: USA

Amount Beneficially Owned: 5,488 Common Units

Kari H. Endries, Manager

Address: c/o Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Principal Occupation: Assistant Secretary, Chevron Corporation

Citizenship: USA

Amount Beneficially Owned: None

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